FRANKLIN FTSE JAPAN HEDGED ETF

FRANKLIN TEMPLETON ETF TRUST

SUMMARY PROSPECTUS	August 1, 2026

Ticker: FLJH	Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to ETFs-Product@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated August 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN FTSE JAPAN HEDGED ETF
FUND SUMMARY

Investment Goal

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan RIC Capped Hedged to USD Index (the FTSE Japan Capped Hedged Index or the Underlying Index).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.09%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.09%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Franklin FTSE Japan Hedged ETF	$9	$29	$51	$116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

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FUND SUMMARY

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Japan Capped Hedged Index and in depositary receipts representing such securities, including indirectly through the Franklin FTSE Japan ETF (Underlying Fund). The Fund’s investments in derivative instruments and other investments that provide investment exposure similar to the component securities of the FTSE Japan Capped Hedged Index are included in the Fund’s 80% basket. The FTSE Japan Capped Hedged Index is a free float-adjusted market capitalization weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the FTSE Japan Capped Hedged Index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the FTSE Japan Capped Hedged Index's weight. The FTSE Japan Capped Hedged Index is based on the FTSE Japan Hedged to USD Index and is designed to measure the performance of Japanese large- and mid-capitalization stocks. FTSE Russell determines eligible securities for the FTSE Japan Capped Hedged to USD Index based on measures such as the company’s place of incorporation, listing country, investor protection regulations present in the country of incorporation, tax domicile, location of headquarters/factors of production and currency of denomination. The FTSE Japan Capped Hedged Index incorporates a hedge against the currency risk of the securities included in the FTSE Japan Capped Hedged Index against the U.S. dollar.

As of May 31, 2026, the FTSE Japan Capped Hedged Index was comprised of 476 securities with capitalizations ranging from $1.13 billion to $268.17 billion.

The Fund, using a "passive" or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan Capped Hedged Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the FTSE Japan Capped Hedged Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the FTSE Japan Capped Hedged Index). However, under various circumstances, it may not be possible or practicable to replicate the FTSE Japan Capped Hedged Index. In these circumstances, the Fund may use a "representative sampling" strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the FTSE Japan Capped Hedged Index, but may not track the FTSE Japan Capped Hedged Index with the same degree of accuracy as would an investment vehicle replicating the entire FTSE Japan Capped Hedged Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the FTSE Japan Capped Hedged Index, including securities that resemble those included in the FTSE Japan Capped

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FRANKLIN FTSE JAPAN HEDGED ETF
FUND SUMMARY

Hedged Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.

The FTSE Japan Capped Hedged Index incorporates a hedge against fluctuations of the Japanese yen by reflecting the impact of rolling monthly currency forward contracts on the Japanese yen (the "hedge impact"). The return of the FTSE Japan Capped Hedged Index is calculated as the sum of the return of the corresponding unhedged index denominated in U.S. dollars plus the hedge impact. The FTSE Japan Capped Hedged Index is calculated as if it sells forward the total value of the non-U.S. dollar denominated securities included in the FTSE Japan Capped Hedged Index at a one-month forward rate to effectively create a hedge against fluctuations in the relative value of the Japanese yen in relation to the U.S. dollar. The hedge is reset on a monthly basis by simulating the setting up of a similar transaction in which the notional amount of the forwards sold represents the new month-end value of the non-U.S. dollar denominated securities included in the FTSE Japan Capped Hedged Index. No adjustment to the hedge is made during the month to account for changes in the FTSE Japan Capped Hedged Index due to price movement of securities, corporate events, additions, deletions or any other changes (i.e., the amount hedged is kept constant over the whole month). The FTSE Japan Capped Hedged Index is designed to have higher returns than an equivalent unhedged index when the Japanese yen is weakening relative to the U.S. dollar. Conversely, the FTSE Japan Capped Hedged Index will have lower returns than an equivalent unhedged index when the Japanese yen is rising relative to the U.S. dollar.

The Fund may invest in equity futures (including equity index futures) and equity total return swaps to provide additional opportunities to add value and better track the performance of the Fund’s Underlying Index, such as to equitize cash and accrued income, simulate investments in the Underlying Index, facilitate trading or minimize transaction costs.

The Fund intends to enter into monthly foreign currency forward contracts and/or currency futures contracts designed to offset the Fund’s exposure to the Japanese yen, in order to seek to replicate the hedge impact incorporated in the calculation of the FTSE Japan Capped Hedged Index. The Fund’s exposure to foreign currency forward contracts and currency futures contracts is based on the aggregate exposure of the Fund to the Japanese yen.

The Fund intends to be diversified in approximately the same proportion as the FTSE Japan Capped Hedged Index is diversified. The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the FTSE Japan Capped Hedged Index. A “non-diversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not

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FUND SUMMARY

be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the FTSE Japan Capped Hedged Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the FTSE Japan Capped Hedged Index is concentrated. As of May 31, 2026, the FTSE Japan Capped Hedged Index was concentrated in the industrials sector.

Principal Risks

You could lose money by investing in the Fund. Exchange-traded fund (ETF) shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise. In addition, the value of the Fund’s investments may go up or down due to general market or other conditions that are not specifically related to a particular issuer, such as: real or perceived adverse economic changes, including widespread liquidity issues and defaults in one or more industries; changes in interest, inflation or exchange rates; unexpected natural and man-made world events, such as diseases or disasters; financial, political or social disruptions, including terrorism and war; and U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities could have a significant adverse impact on certain investments of the Fund as well as the Fund’s performance and liquidity.

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FUND SUMMARY

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.): Investing in foreign securities typically involves different risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested, which can include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency.

Currency Hedging: In seeking investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan Capped Hedged Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts and/or currency futures contracts. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund's exposure to the Japanese yen. The return of the foreign currency forward contracts and currency futures contracts will not perfectly offset the actual fluctuations between the Japanese yen and the U.S. dollar. Moreover, while currency hedging can reduce or eliminate losses due to exchange rate changes, it can also reduce or eliminate gains, and the Fund bears additional transaction costs in entering into and closing out of derivative positions. Currency hedges are sometimes subject to imperfect matching between the derivative instruments and the currency that the derivative instruments intend to hedge, and there can be no assurance that the Fund's hedging transactions will be effective. The Fund’s exposure to the Japanese yen may not be fully hedged at all times.

Because the Fund's currency hedge is generally reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency

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FUND SUMMARY

exposure may remain even at the time a hedging transaction is implemented. The Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund's portfolio in a way that tracks the FTSE Japan Capped Hedged Index.

Increased volatility of the FTSE Japan Capped Hedged Index or the U.S. dollar relative to the currency being hedged will generally reduce the effectiveness of the Fund's currency hedging strategy, measured on an aggregate basis. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund's currency hedging strategy.

Geographic Focus: Because the Fund may invest a significant portion of its assets in companies in a specific country and region, the Fund is subject to greater risks of adverse developments in that country, region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund.

Japanese securities: Japan's economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. The Japanese economy is heavily dependent on international trade, oil and other commodity imports and consistent government policy supporting its export market. Changes in governmental regulations on trade, decreasing imports or exports, and/or an economic recession in Japan may cause the value of the Fund's investments to decline. Downturns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could also have a negative impact on the Japanese economy as a whole. Currency fluctuations may also adversely impact the Japanese economy, including its export market. Significant public debt and deficits may have a negative effect on economic growth prospects. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness. Japan is also subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could significantly disrupt economic activity and negatively affect the Fund.

Depositary Receipts: Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the underlying security in a trust account may not be located in the United States. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the relevant jurisdiction does not have developed financial markets, the Fund may face greater market risk. In addition,

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FUND SUMMARY

the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, such as forwarding dividends and interest or administering corporate actions that the Fund would not have incurred as a direct investor in the underlying securities. As a result, the Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Calculation Methodology: FTSE Russell relies on various sources of information to assess the criteria of issuers included in the FTSE Japan Capped Hedged Index, including information that may be based on assumptions and estimates. Neither the Fund nor the investment manager can offer assurances that FTSE Russell's calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Index-Related: There is no assurance that the FTSE Japan Capped Hedged Index will be determined, composed or calculated accurately. While FTSE Russell provides descriptions of what the FTSE Japan Capped Hedged Index is designed to achieve, FTSE Russell does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the FTSE Japan Capped Hedged Index will be in line with the described index methodology. Errors in index data, index computations or the construction of the FTSE Japan Capped Hedged Index in accordance with its methodology (including as a result of outdated, unreliable or unavailable market information) may occur and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Gains, losses or costs to the Fund caused by errors in the FTSE Japan Capped Hedged Index may therefore be borne by the Fund and its shareholders.

Non-Correlation: There is no guarantee that the Fund will achieve a high degree of correlation to the FTSE Japan Capped Hedged Index and therefore achieve its investment goal. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the FTSE Japan Capped Hedged Index. In addition, the Fund’s NAV may deviate from the FTSE Japan Capped Hedged Index if the Fund fair values a portfolio security at a price other than the price used by the FTSE Japan Capped Hedged Index for that security. To the extent that the investment manager uses a representative sampling strategy, the Fund may not track the return of the FTSE

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FUND SUMMARY

Japan Capped Hedged Index as well as it would have if the Fund held all of the securities in the FTSE Japan Capped Hedged Index.

Tracking Error: Tracking error is the divergence of the Fund's performance from that of the FTSE Japan Capped Hedged Index. Tracking error may occur because of differences between the securities held in the Fund's portfolio and those included in the FTSE Japan Capped Hedged Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), differences in transaction and hedging costs and forward rates achieved, the Fund's holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the FTSE Japan Capped Hedged Index or the need to meet various new or existing regulatory requirements, including portfolio diversification requirements imposed by the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. In addition, certain regulatory or contractual requirements applicable to the Fund's use of derivatives could prevent the Fund from being able to fully replicate the hedge impact incorporated in the calculation of the FTSE Japan Capped Hedged Index, which could result in increased index tracking error. These risks may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the FTSE Japan Capped Hedged Index does not, and because the Fund accepts creations and redemptions during time periods between which it is able to adjust its currency hedges, whereas the FTSE Japan Capped Hedged Index does not adjust its hedging during these periods.

Market Trading: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.

To the extent that the underlying securities held by the Fund trade on an exchange that is closed when the securities exchange on which the Fund shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Concentration: To the extent the Fund concentrates in a specific industry, a group of industries, sector or type of investment, the Fund will carry much greater risks of adverse developments and price movements in such industries, sectors or

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FUND SUMMARY

investments than a fund that invests in a wider variety of industries, sectors or investments. There is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries or sectors.

Industrials companies: The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Change in Diversification Status: In seeking to track the FTSE Japan Capped Hedged Index, the Fund may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the FTSE Japan Capped Hedged Index. In such circumstances, the Fund may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Mid Capitalization Companies: Securities issued by mid capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The markets for securities issued by mid capitalization companies also tend to be less liquid than the markets for securities issued by larger companies.

Derivative Instruments: The performance of derivative instruments (including currency derivatives) depends largely on the performance of an underlying currency, security, interest rate or index, and such derivatives often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits and may experience increased tracking error. Their successful use will usually depend on the investment

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FUND SUMMARY

manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivatives at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that a derivative, which usually would operate as a hedge, provides no hedging benefits at all.

Passive Investment: Unlike many investment companies, the Fund is not actively managed and the investment manager does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the investment manager would not necessarily buy or sell a security unless that security is added or removed, respectively, from the FTSE Japan Capped Hedged Index, even if that security generally is underperforming.

Authorized Participant Concentration: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. "Authorized Participants" are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Small Fund: When the Fund's size is small, the Fund may experience low trading volume and wide bid-ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange.

Large Shareholder: Certain large shareholders, including other funds or accounts advised by the investment manager, sub-advisor or an affiliate of the investment manager or sub-advisor, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the investment manager, sub-advisor or an affiliate of the investment manager or sub-advisor, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no

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FUND SUMMARY

assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, authorized participants, or index providers (as applicable) and listing exchanges, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing (including the development of artificial intelligence and machine learning), new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber attacks and exacerbate the risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance and the Fund's underlying index. The Fund's past

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FUND SUMMARY

performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Annual Total Returns

Best Quarter:	2024, Q1	18.93%
Worst Quarter:	2020, Q1	-17.02%

As of June 30, 2026, the Fund’s year-to-date return was 21.49%.

Average Annual Total Returns

For periods ended December 31, 2025

	1 Year	5 Years	Since Inception
Franklin FTSE Japan Hedged ETF
Return before taxes	29.25%	19.58%	13.51%	[1]
Return after taxes on distributions	25.80%	15.18%	10.95%	[1]
Return after taxes on distributions and sale of Fund shares	17.97%	13.77%	9.97%	[1]
FTSE Japan Index-NR (JPY) (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	25.30%	6.59%	6.66%	[1]
FTSE Japan Capped Hedged Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	29.20%	19.57%	13.55%	[1]

1.	Since inception November 2, 2017.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation

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FUND SUMMARY

and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services or investment manager)

Sub-Advisor

Franklin Templeton Institutional, LLC (FT Institutional). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

Portfolio Managers

Dina Ting, CFA

Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2017).

Hailey Harris

Portfolio Manager of FT Institutional and portfolio manager of the Fund since 2019.

Joe Diederich

Portfolio Manager of FT Institutional and portfolio manager of the Fund since 2022.

Basit Amin, CFA

Vice President of Advisory Services and portfolio manager of the Fund since 2022.

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 100,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Distributors, LLC (Distributors). The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and an amount of cash) that the Fund specifies each day.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares

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FUND SUMMARY

in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.franklintempleton.com/investments/options/exchange-traded-funds.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the investment manager or other related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.franklintempleton.com	Prospectus	15

Franklin Distributors, LLC One Franklin Parkway	San Mateo, CA 94403-1906 franklintempleton.com	Franklin FTSE Japan Hedged ETF

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